UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2015

Green Innovations Ltd.
(Exact name of registrant as specified in its charter)

000-54221	26-2944840
(Commission File Number)	(IRS Employer Identification No.)

3208 Chiquita Blvd. S., Suite 216 Cape Coral, FL	33914
(Address of Principal Executive Offices)	(Zip Code)

(239) 829-4372
(Registrant’s telephone number, including area code)

N.A.
(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 12, 2015, Charles Andrews resigned as director of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN INNOVATIONS LTD.

Date: March 17, 2015	By:	/s/ Jeffrey Thurgood
Jeffrey Thurgood
Chief Executive Officer